UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2024

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2014 Champions Gateway

Canton, OH 44708

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (330) 458-9176

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	Nasdaq Capital Market
Warrants to purchase 0.064578 shares of Common Stock	HOFVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to $5,000,000 Unsecured Loan from City of Canton, Ohio

On June 5, 2024, the Hall of Fame Resort & Entertainment Company (the “Company” or “Borrower”), a Delaware corporation, entered into a First Amendment to Business Loan Agreement (“First Amendment”) and a Promissory Note Modification Agreement (“Note Modification”) with the City of Canton, Ohio (“Lender”).

Pursuant to the First Amendment, which modifies the original instrument dated September 15, 2022, the parties agreed: (i) to modify the original maturity date from June 30, 2029 to July 1, 2046; and (ii) pursuant to the Note Modification, Borrower shall repay as follows (a) no interest shall accrue for two years, from May 28, 2024 through June 30, 2026, (b) commencing on July 1, 2026, the outstanding principal balance will bear interest at the reduced rate of five percent (5%) per annum, compounded quarterly, and (c) commencing on October 1, 2026 and continuing quarterly thereafter on the first day of January, April, July and October of each year thereafter, Borrower shall pay quarterly principal and interest payments until the maturity date when all other amounts due and owing to Lender will be due.

The foregoing description of the First Amendment and Note Modification does not purport to be complete and is qualified in its entirety by the full text of the First Amendment which is attached hereto as Exhibit 10.1 and the Note Modification which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K.

Amendment to $3,500,000 Secured Loan from City of Canton, Ohio

On June 5, 2024, the HOF Village Hotel II, LLC (the “HOFV Hotel II”), a Delaware limited liability company wholly-owned indirectly by the Company, entered into a First Amendment to Loan Agreement (“Hotel First Amendment”) and a Promissory Note Modification Agreement (“Hotel Note Modification”) with Lender with the consent of the senior lender.

Pursuant to the Hotel First Amendment, which modifies the original instrument dated December 30, 2019, the parties agreed: (i) to modify the original maturity date from July 1, 2027 to July 1, 2046; and (ii) pursuant to the Hotel Note Modification, HOFV Hotel II shall repay as follows (a) no interest shall accrue for two years, from May 28, 2024 through June 30, 2026, (b) commencing on July 1, 2026, the outstanding principal balance will bear interest at the increased rate of five percent (5%) per annum, and (c) commencing on October 1, 2026 and continuing quarterly thereafter on the first day of January, April, July and October of each year thereafter, HOFV Hotel II shall pay quarterly principal and interest payments until the maturity date when all other amounts due and owing to Lender will be due.

The foregoing description of the Hotel First Amendment and Hotel Note Modification does not purport to be complete and is qualified in its entirety by the full text of the Hotel First Amendment which is attached hereto as Exhibit 10.3 and the Hotel Note Modification which is attached hereto as Exhibit 10.4 to this Current Report on Form 8-K.

$1,500,000 Unsecured Loan from Stark Community Foundation, Inc.

On June 11, 2024, the Company entered into a Business Loan Agreement (“SCF Loan”) and Promissory Note (“SCF Note”) with the Stark Community Foundation, Inc., an Ohio not-for-profit corporation (“SCF Lender”).

Pursuant to the SCF Loan, SCF Lender provided a term loan to the Company in the principal amount of One Million Five Hundred Thousand Dollars ($1,500,000.00). The maturity date of the SCF Loan is June 30, 2025. The interest rate is six percent (6%) per annum and upon an Event of Default, the interest rate shall equal the interest rate in effect pursuant to the provisions of the SCF Note, plus five percent (5%) per annum. With respect to repayment, the entire outstanding principal balance, all accrued interest and all other amounts that may be due and owing to SCF Lender shall be due upon maturity. In connection with entering the SCF Loan and SCF Note, the Company agreed to pay customary fees and expenses.

The foregoing description of the SCF Loan and SCF Note does not purport to be complete and is qualified in its entirety by the full text of the SCF Loan which is attached hereto as Exhibit 10.5 and the SCF Note which is attached hereto as Exhibit 10.6 to this Current Report on Form 8-K.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
10.1	First Amendment to Business Loan Agreement, dated June 5, 2024, between Hall of Fame Resort & Entertainment Company, as borrower, and City of Canton, as lender
10.2	Promissory Note Modification Agreement, dated June 5, 2024, between Hall of Fame Resort & Entertainment Company, as borrower, and City of Canton, as lender
10.3	First Amendment to Loan Agreement, dated June 5, 2024, between HOF Village Hotel II, LLC, as borrower, and City of Canton, as lender
10.4	Promissory Note Modification Agreement, dated June 5, 2024, between HOF Village Hotel II, LLC, as borrower, and City of Canton, as lender
10.5	Business Loan Agreement, dated June 11, 2024, between Hall of Fame Resort & Entertainment Company, as borrower, and Stark Community Foundation, Inc., as lender
10.6	Promissory Note, dated June 11, 2024, between Hall of Fame Resort & Entertainment Company, as borrower, and Stark Community Foundation, Inc., as lender
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

	By:	/s/ Michael Crawford
		Name:	Michael Crawford
		Title:	President and Chief Executive Officer
Dated: June 11, 2024

3